UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23127)

GoodHaven Funds Trust
(Exact name of registrant as specified in charter)

374 Millburn Avenue, Suite 306
                                          Millburn, New Jersey 07041_______________________
(Address of principal executive offices) (Zip code)

Larry Pitkowsky
374 Millburn Avenue, Suite 306
                                          Millburn, New Jersey 07041_______________________
(Name and address of agent for service)

Registrant's telephone number, including area code: 305.677.7666

Date of fiscal year end: November 30

Date of reporting period:  May 31, 2020

Item 1. Report to Stockholders.

Semi-Annual Report
 May 31, 2020

GoodHaven Fund
Ticker:  GOODX

GoodHaven Capital Management, LLC

Important Notice: The U.S. Securities and Exchange Commission will permit funds to make shareholder reports available electronically beginning January 1, 2021. Accordingly, paper copies will no longer be mailed. Instead, at that time, the GoodHaven Fund (the “Fund”) will send a notice each time the Fund’s updated report is available on our website (goodhavenfunds.com/shareholder_reports.html). Investors enrolled in electronic delivery will receive the notice by e-mail with links to the updated report and don’t need to take any action. Investors who are not enrolled in electronic delivery by January 1, 2021, will receive the notice in the mail. All investors who prefer to receive shareholder reports in a printed format may, at any time, choose that option free of charge by calling 1-855-OK-GOODX or 1-855-654-6639.

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Table of Contents

Shareholder Letter	1
Letter from 1998	18
Portfolio Management Discussion and Analysis	21
Sector Allocation	27
Schedule of Investments	28
Statement of Assets and Liabilities	31
Statement of Operations	32
Statements of Changes in Net Assets	33
Financial Highlights	34
Notes to Financial Statements	35
Expense Example	44
Additional Information	46
Privacy Notice	47

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PERFORMANCE as of May 31, 2020 (Unaudited)

					Since	Since
	3 Mos	6 Mos	1 Year	5 Years	Incept. [1]	Incept. [1]
	Ended	Ended	Ended	Annualized	Cumulative	Annualized
	6/30/20	5/31/20	5/31/20	as of 5/31/20	as of 5/31/20	as of 5/31/20
GOODX	20.89%	-13.55%	-4.11%	-1.71%	18.70%	1.89%
S&P 500 Index [2]	20.54%	-2.11%	12.82%	9.84%	177.23%	11.79%
Wilshire 5000
Total Market Index	22.13%	-3.43%	9.02%	6.79%	119.07%	8.95%
HFRI Fundamental
Growth Index [3]	15.09%	-3.21%	0.30%	1.81%	18.98%	1.91%
HFRI Fundamental
Value Index [3]	14.50%	-7.38%	-2.14%	1.76%	40.51%	3.78%
CS Hedge Fund Index [3]	6.20%	-2.91%	0.09%	1.05%	27.77%	2.71%

[1]	The Fund commenced operations on April 8, 2011.
[2]	With dividends reinvested.
[3]
Hedge Fund Index performance figures are supplied on a month end basis and are provided for illustrative purposes as a broad equity alternative asset class only. Accordingly, “since inception” hedge fund index performance figures reflect a start date of 3/31/11 and an end date of 05/31/20. Source: Bloomberg Terminal

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX or 1-855-654-6639. The Fund imposes a 2.00% redemption fee on shares redeemed within 60 days of purchase. Performance data for an individual shareholder will be reduced by redemption fees that apply, if any. Redemption fees are paid directly into the Fund and do not reduce overall performance of the Fund. The annualized gross expense ratio of the GoodHaven Fund is 1.11%.

“Never let a crisis go to waste”
– Winston Churchill

“To finish first you must first finish”
– Rick Mears (Race Car Driver)

“The decline in real GDP this quarter is likely to be the most severe on record”
– US Federal Reserve Chair Jerome Powell

July 1, 2020

To Our Fellow Shareholders:

I always thought that writing to you twice a year was often enough for both of us1. But the rapid pace of change lately in every area compresses weeks into days. The last six months feels like years. The Wall Street Journal recent article “Six
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[1]
Under normal market conditions, we do only write twice a year, However, when conditions warrant it, like earlier this year we will not hesitate to detail our thoughts.  To review the memo we wrote on March 12, 2020, please go to http://www.goodhavenfunds.com/media/pdfs/Special_Update.pdf

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Months That Shook The World”2 is aptly titled.  In my last letter, I wrote to expect more market and price volatility given markets are now dominated by automated/electronic trading, but recent events dwarfed that warning. While books will be written and classes taught about the economic, societal and public health events of the last six months I’ll avoid the presumption that my thoughts on all topics are needed for the historical record.  I will touch on the big picture, while staying focused on discussing our recent portfolio repositioning, results and my views about our holdings and strategy going forward.

First – many people have suffered and died from COVID-19, and it’s not at all over. I hope you and your families have fared ok and I thank those on the front lines – protecting and serving us all.

Recent entrants into the investment business are fortunate – they have had thirty years of experience in six months. While I’m writing to you in July, I’m discussing the recent volatile six month period. Even for those of us who have seen much, and successfully embraced past crisis’ and volatility as opportunities, there was no precedent or playbook for recent events. Beginning in mid-February and hitting a crescendo in late March a decent ho-hum economic pace lurched into a global pandemic, a cessation of worldwide business activity, massive unemployment, problems in the day to day functioning of the banking and credit markets and an immediate recession. The broader stock market (S&P500 Index) experienced a dramatic 34% drop over a mere five week period. Many aspects of the fixed income and credit markets experienced unprecedented levels of illiquidity and selling. This was followed in April by a massive raft of legislative programs to help offset the shutdown. The Federal Reserve then intervened (and continues to do so) into the plumbing of the banking and credit markets on a scale that dwarfs anything seen in the GFC (Global Financial Crisis). The COVID-19 curve flattened domestically and worldwide – with some international areas faring even better. The broader stock markets and credit markets subsequently rebounded dramatically from their March 2020 lows. We are now experiencing a strange combination of continued negative investor sentiment, pockets of speculation and euphoria, much higher stock and bond prices and some material deterioration in the COVID-19 statistics in certain states and the potential for re-introduced stay at home orders.

We entered the crisis with cash and, in our opinion, an attractively priced portfolio that I had begun opportunistically improving after our reorganization in December 2019 when I assumed the role of sole portfolio manager. While mindful of the unknowable epidemiological and economic risks present in February and March, but mindful of Churchill’s maxim to never let a crisis go to waste, we played both offense and defense during the last six months. We invested about 40% of our then available cash into the teeth of the downturn, buying value (and especially quality)

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[2]	https://www.wsj.com/articles/six-months-that-shook-the-world-11593231014

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amidst the panic. We upgraded our holdings, moved on opportunistically from situations where the facts warranted, accelerated the portfolio repositioning, and then more recently further trimmed some legacy positions, exited others, rebuilt cash levels, added a small hedge, and are ready for whatever may come. We exit this period with an undervalued, higher quality, faster growing and safer group of holdings than we entered it with.

The disappointing results over the last six months, which includes the peak of the crisis, masks some important positives, which have continued lately. On a relative basis we are pleased to have been listed in the Wall Street Journal’s monthly “Category Kings” tables versus our peers for 5 out the last 7 months. While “you can’t eat relative performance”, great long-term records necessitate outshining one’s peers. Also, our calendar second quarter results compared well with the traditional list of indexes we compare against – a strong step in the right direction on the march back to excellence.  For the last quarter (3/31/20 through 6/30/20), the Fund was up 20.89% vs S&P 500 Index (with dividends reinvested) of 20.54%.

In investing and business once you wade beyond riskless, or near riskless holdings (such as highly rated bonds) there is always much about the future of companies or assets you invest in that are unknown. This goes for public markets/companies – the pond we fish in – or private companies.  A marketplace (either public or private) addresses this by pricing more predictable companies or assets (a 3:2 favorite in horse parlance) with a much lower payoff than a long shot (a 12:1 horse). Opportunistic value investors striving for above average returns awake daily looking for a 3:2 horse going off at 12:1 odds – a mispriced investment with an attractive payoff potential but manageable risk – and then seek to compile a portfolio of such things. One finds such gems via good qualitative and quantitative analysis and insightful decision making. Value investing teaches us that a great purchase price can provide us with downside risk mitigation and increased upside. Of course, every once in while there is a collapse in the normally efficient odds making system for all horses (i.e. companies and assets) and then detailed analysis matters less than liquidity and nerves of steel.

Historically, during normal and even tumultuous times, solid analysis and judgement, a good starting price, and some patience were the keys to generating strong returns.  As I’ve said, trying to instead predict the macro – market direction, interest rates, and timing of recessions has proved to be a futile way for almost all to try and compound wealth over time.  Those macro measures have historically been unknowable factors that have NOT been critical to long-term performance as long as you got your business analysis and purchase price roughly right.

The recent downturn was different. The unknowns in March, which are still material risks, were of a magnitude and importance that they impacted the ability of many good companies to survive without impairment. Many industries found themselves experiencing dramatic revenue declines without the ability to reduce

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costs enough to offset them. Even a moderate debt load made many companies even more challenged. The duration of the almost cessation of much business activity worldwide WAS a very critical but unknowable variable that WOULD impact the intermediate term results of many companies.

However, markets and securities are by their nature forward looking. Price weakness usually precedes economic weakness, higher stock and bond prices would likely appear before, and in anticipation of, business normalcy returning. Rather than spend March joining the ranks of the armchair epidemiologists, the facts that I kept focused on as we invested a material amount of our cash and repositioned holdings during the downturn included the following: The health statistics were likely to improve after worsening, quarantine conditions would be gradually relaxed, companies with less leverage would be able to navigate this better, certain products or services are potentially now more essential and desirable than appreciated and would become a lasting part of budgets long after others items are cut. Finally the Federal Reserve, Congress, and the White House had quickly and materially reacted with monetary and fiscal programs and appeared inclined to do more as needed.

In reviewing and managing the portfolio during this period we viewed the underlying business of every company or asset we owned or looked at through five lenses. How will it do if the economy remains as bad as it looked in March?  How will it do if things get worse? How will it do if the economy returns to the pace of early 2020? Have recent events negatively or positively impacted its core business and earnings power on a normalized basis? Finally, of course, how disconnected (in either direction) is the stock or bond price from those conclusions about the underlying value and outlook? This last point is what value investors talk about the most, but if your prediction of the future of the business is not roughly right it is unlikely the investment will be a material winner even if purchased cheaply.

The accelerated speed of change and digitization of many areas of our lives lately applies to businesses not just financial markets. Certain trends already in place gathered enormous steam recently. Second and third tier retailers still searching for what makes them special to customers won’t get a chance to find out. New ways to receive and consume goods and services once the domain of early adopters are suddenly commonly used. Finally, your most important vendor might now be your broadband provider and cloud storage/service companies. It was all happening eventually anyway, but now it has happened. However, we won’t forget that the price you pay in relation to underlying value still matters.

In our last letter I touched on how owning good businesses bought opportunistically (and then holding them and not rushing to sell them when they do well) was not only consistent with value investing, but a long part of our early history at GoodHaven and at my prior firms, but that I felt needed more renewed focus. One of Wall Street’s worst maxims is “you can’t go broke taking a profit.” Realizing profits on successful investments VERY prematurely has been one of our biggest

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(though hardest to see) historic mistakes. For a primer on how value and quality intersect (and some nostalgia for some of you) attached is part of a letter I wrote in 1998 touching on this.  Recently I had been gradually steering us back in this direction, when I should have been sprinting. It’s been the cheap stocks of more difficult businesses, run by talented executives that has caused us more trouble than better businesses. Investing for the long-term necessitates a strong view about a company’s future competitive position and earnings power. That is why years ago many of us avoided technology companies and favored consistent growth companies including; advertising agencies, food companies, etc. Technology (including software) was often shunned, despite often having high profitability characteristics, as the rate of change and inability to predict long-term industry winners made it too risky. That has changed lately. First, many technology companies aren’t really only technology companies. Is Alphabet a technology company or an advertising platform(s)? Is Apple a device manufacturer or an operating system/ecosystem paired with devices? Really, artificial intelligence (AI) on a large scale is at the core of many of these companies.  Second, the dominance of some of these companies leaves them hard to dislodge (sometimes that attracts regulatory issues). Despite their enormous size and dominance it’s interesting to observe how some of these companies still maintain a healthy paranoid, intense, and inquisitive culture – that’s not how GM functioned when it’s market shares peaked in the early 1960’s. We got the qualitative and quantitative right with Alphabet – though taking some profits along the way was a mistake. After making a great purchase years ago of Microsoft (once a top holding) we sold too early, making some nice money but leaving much more on the table. Don’t expect us to start paying growth P/E multiples for businesses, don’t expect to open one of our Fund reports and see a venture capital looking portfolio. Sometimes we will find attractive not so great businesses with a catalyst or some distressed debt. But when we find those rare growing and predictable companies and buy them well, expect us to water the flowers and cut the weeds – not the opposite.

Berkshire Hathaway is now our largest holding after we materially increased its size during the recent market downturn. I’ve always found many portfolio managers too emotional when evaluating Berkshire. Some engage in a form of worship without focusing on analysis, others love to celebrate any Berkshire shortcoming or flaw in an almost “gotcha” type of joy. Finally, others wonder if owning Berkshire or any holding company makes them look less creative or clever in the eyes of clients. I believe these are all flawed ways to think objectively when trying to make logical investment decisions. Berkshire is a large conglomerate – part insurance/reinsurance company, part investment portfolio, part non-insurance operating businesses and part a large pile of cash and very little debt. Let’s forget the historic notoriety and deserved great reputation of Berkshire’s Warren Buffett and partner Charlie Munger and focus objectively on the businesses and the math. At its recent stock price – and “marking” Berkshire’s large investment portfolio to current market values –

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Berkshire sells for less than 1.1 times adjusted book value – a valuation level not seen since 2011. Berkshire had operating earnings in 2019 of about $29 billion pre-tax excluding capital gains/losses from investments. One way to view the business is a 15% adjusted return on equity for the holding company – excluding the equity investment, portfolio dividends received, and part of the excess cash. We believe the investment portfolio on its own is attractive. In a broad sense pricing and terms/conditions are improving materially in many property & casualty insurance/reinsurance lines.3  We believe that management talent is deeper than appreciated. The recent stock price strikes us as materially undervalued – and we have purchased additional shares opportunistically at attractive prices.

The Berkshire operating companies and investment portfolio are not immune from today’s business challenges – some holdings more than others. Material near-term declines in operating income for certain divisions will obviously happen.  Berkshire has noticeably tapped the bond markets in the last few months given rock bottom interest rates and perhaps a desire to have even more liquidity. However, with $137 billion in aggregate cash holdings as of 3/31/20, we believe Berkshire can withstand any economic downturn and behave opportunistically. Mr. Buffett struck a cautious tone at the May annual meeting and Berkshire has not been an active buyer in public or private markets to date.  The reasons include the competition for “rescue finance” deals from large investment firms, Federal Reserve actions creating an ability for troubled borrowers to access traditional financing and Berkshire perhaps contemplating a deeper and prolonged downturn. Amidst a lot of recent criticism of Berkshire, board member and well known investor Meryl Witmer (and family) recently bought about $2 million of Berkshire shares personally in the open market. Critics of Berkshire’s “old economy” focus seem to forget that Apple represents approximately 40% of the equity portfolio, with an estimated unrealized gain of $60 billion. Finally, it appears that the pace of stock buybacks at Berkshire may have accelerated lately. In any event, I like the risk/reward of Berkshire from recent price levels – though I think there is less downside but less upside than I thought in March. As with all things – I remain objective to the facts.4

Alphabet (Google) is now our second largest holding. In our opinion, Alphabet can manage the downturn well with over $150/share in net cash.5  However, the business will be temporarily negatively impacted in the near-term considering that perhaps 15% of paid search is travel and leisure related, in addition to some general weakness in advertising spending in other sectors. In addition, regulatory headwinds continue to
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[3]
As it relates to the industry’s exposure to business interruption claims for COVID-19 issues, although domestic (not international) business interruption coverage usually requires physical damage to have taken place and often excludes coverage for pandemics, we believe that our companies issuing such policies will be able to navigate the pressure to cover it anyway – which we have considered in our thinking as an outlier risk.

[4]	Ironically, as we go to press, amidst the public criticism of Berkshire’s recent inactivity they announced what looks like a very sensible $10 billion acquisition.
[5]	Net of debt and capital lease obligations.

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increase. The DOJ just outlined a broad overhaul of the legal protection for online platforms and in Europe the Google search feature will be unbundled from Android’s operating system. There are some new positives too – like dramatically increased demand for their cloud services and a rollout of Google Discover (home page feed). All in all, Alphabet continues to be one of the best business models I’ve ever seen – with exceptional returns and still surprisingly robust growth. Given all the above and with the shares currently trading at an undemanding 23x 2021 consensus earnings estimates—after adjusting for the cash holdings—we still see plenty of long-term upside.

Barrick Gold is close behind as our third largest holding and during the recent difficult period our biggest winner by far. The company is operating well – and has so far avoided material closures of mines due to COVID-19. Its competitors have not been as fortunate. The new management team from Randgold, with their historic experience in navigating things like Ebola, has helped Barrick react well to COVID-19. Gold itself is a bit higher lately and therefore so are Barrick’s likely earnings/free cash flow – which should be currently greater than $2 billion – in excess of $1/share. Barrick’s balance sheet is solid – come what may – and earnings should hold up fine if mines remain open and gold prices continue to be healthy. The company should have more cash than debt in the near-term absent an acquisition. A gold miner – or any mining company for that matter – in the hands of most management teams and in most environments is not normally a good business. However, CEO Mark Bristow and team are not just any management team and the current macro backdrop is anything but normal. I’m suspect of anyone’s (including mine) ability to understand how a worldwide cessation of activities (very deflationary) and an unprecedented Federal Reserve response of money printing and lower short-term interest rates – will play out as it relates to gold and currencies. As I mentioned when quoting Charlie Munger in the last letter, it was a mystery to many (who felt with certainty) that the enormous monetary stimulus after the 2008 crisis would lead to material inflation and a weakness in the dollar but instead we had deflation and a strong dollar. We’ll see what happens this time around. One wonders what’s better in an inflationary world —an alternative currency or a portfolio of “good businesses”—or both. In the meantime, I’ll stay “primarily” focused on thinking about Barrick the business and comfortable with the optionality Barrick might provide, which may be material.

Rounding out our top holdings is Jefferies Financial. As you know from prior letters, Jefferies is an investment bank run by Rich Handler and Brian Friedman, where Joe Steinberg of Leucadia fame remains a top shareholder. Our insights into the company and the people go back decades. Even before the crisis, Jefferies was executing on a well communicated and prudent path—simplify the business, increase the return on equity and repurchase shares when undervalued. In fiscal 2019 alone they repurchased approximately 8% of their shares.  It is easy to begin to see this strategy bearing fruit. The first quarter ending 2/29/20 was much stronger than prior periods – with record revenues and a much improved 16% return on tangible equity.  For the fiscal second quarter—which captures the recent downturn—they reported an

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impressive 11.6% return on tangible equity despite a lack of banking deals for part of the quarter and unprecedented market volatility. Jefferies repurchased an additional 10 million shares in Q2 for $16.42/share. The past few months have seen record levels of trading and activity in fixed income and equity markets. After the Federal Reserve’s recent initiatives, fixed income underwriting has exploded though mergers & acquisitions have been depressed industrywide. The shares appear very undervalued trading around 40% below its tangible book value.

Before discussing some compelling new investments we’ve been able to make recently, let’s discuss where our biggest declines were and what my current thinking is related to these securities.

Energy equities were our biggest dollar decliners recently. Lost in the headlines lately has been the magnitude of the decline in the price of oil in the first quarter – from $63 to $21 (and negative $38 on April 20th), and then a subsequent rebound to $40 – though still significantly below the $61 year-end 2019 price.

WPX Energy was our biggest energy exposure and energy detractor in the period though the price rebounded dramatically in calendar Q2. We know it well and have had historic success as owners. We believe the company is very well managed, over 70% hedged at over $50 oil for 2020, and has no near-term debt maturities. For 2021, WPX now has 31% of oil production hedged at $40 a barrel, and 85% of natural gas hedged at prices significantly higher than today’s price.  But as I mentioned in the last letter, this is a tough business and having its key metric drop by 70% in a month or so is a reminder of its vulnerability.  Birchcliff Energy is a smaller holding and more gas focused but also declined materially.  Oil prices have lately bounced back dramatically to about $40. While I enjoy being a contrarian, and both WPX and Birchcliff are unusually cheap should energy prices regain their lost ground we have not been adding any material capital to equities in this sector, though we are happy with our current exposures. As mentioned earlier, our focus on new capital commitments lately has been on companies with better business models and balance sheets whose share prices were previously priced too high for us.  Hess Midstream is a much different animal than WPX and Birchcliff. It is akin to an infrastructure service business, with more protected earnings stream and material dividend – though hardly riskless. Our recent activity in the debt of WPX was very successful on a small scale – more on that later.

Until a few years ago we had never owned an airline security before. We became impressed with how the massive industry consolidation (domestically) had changed the profit dynamics for owners. We have written about it all previously regarding our holdings in American and Delta. Full planes, less price discounting, efficient operations, cyclical but no longer boom-bust economics, share repurchases and dividends, oligopolistic tendencies, enormous profitability, clever management teams, and what seemed like cheap stock prices – all the things to warm a capitalist’s heart. We expected periodic severe recessions, low profitability, and were willing to live with the risk of a

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crash or 9/11 type existential worry and even periodic brief cessations of flying if needed. We did not think that a health crisis would lead to both a fear of flying by travelers and broad-based quarantine policies, while the companies continued flying almost empty planes – leaving the companies burning money at an alarming rate. I missed the opportunity to sell very early in the downturn.  The big domestic carriers then received government grants, curtailed flying and created enough liquidity for a while. Mr. Buffett publicly disclosed in early May that he had recently exited Berkshire’s holdings in all the big domestic airlines. Customer traffic had declined to almost nothing, and so we felt the oversold equities were pricing in an extended period of no traffic which we felt was too negative and there was significant upside optionality though the business was impaired.  We swapped our American position to United (which had lagged in stock price) because of their better execution pre and post-COVID, and decided to be a little patient. Traffic began to improve in May and June, and both United and Delta improved their cash burn rate. The stocks rose dramatically about 144% and 93%, respectively, along with many travel and leisure companies from mid-May to early June. We sold all of our airline equities in June – our gain in United about offset our loss in Delta and the earlier loss in American was just that – a mistake.

We sold legacy holding Macy’s in December and January. We will continue to look for ways to redeploy capital to better/more attractive opportunities throughout the portfolio.

We added some new names to the portfolio – one earlier in the year, but others during the market downturn. Some our household names – some are not. Our size  gives us the flexibility to own some smaller companies and we will from time to time.

TerraVest Industries is a small company based in Canada – in their words:

“TerraVest Industries is a market leading manufacturer of home heating products, propane, anhydrous ammonia (“NH3”) and natural gas liquids (“NGL”) transport vehicles and storage vessels, energy processing equipment and fiberglass storage tanks.  Our expertise is in manufacturing steel and fiberglass products and we are an industry leader in our respective product categories.”6

TerraVest has a successful history of expanding by buying smaller companies in the above categories at attractive prices, running a tight ship, earning high returns on capital and opportunistically repurchasing shares when they are cheap. Canadian entrepreneur Charles Pellerin owns about 18% of the company, and Dustin Haw runs things day to day. Both seem like good businessmen and fiduciaries. Before the recent crisis I would have said we paid about 8 times near-term free cash flow for this little gem which has a 3% dividend yield (as of the date of this report) and modest organic growth but strong potential to grow through acquisitions and solid internal returns. Like most things – near term earnings will be weaker, but the underlying earnings power and thesis look intact. TerraVest contributed positively during the period.
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[6]	https://terravestindustries.com/

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Progressive Corp. is a high-quality company I’ve long had my eye on, purchased during the recent market downturn. It is a well-known brand – summarized in their words:

“The Progressive Group of Insurance Companies, in business since 1937, is one of the country’s largest auto insurance groups, the largest seller of motorcycle policies, the market leader in commercial auto insurance, and one of the top 15 homeowners carriers, based on premiums written. Progressive is committed to becoming consumers’ number one choice and destination for auto and other insurance by providing competitive rates and innovative products and services that meet customers’ needs throughout their lifetimes, including superior mobile, online, and in-person customer service, and best-in-class, 24-hour claims service.”7

A glance at Progressive’s historic results and underlying returns might cause one to forget that they are primarily in the auto insurance industry. Net premiums earned increased by 13%, 14%, 17% and 20% in each of the last four years from 2016 – 2019. A return on equity during those years ranged from 13% – 31%. When analyzing insurance companies be at first wary of growth – it’s easy to put new business on the books – only over time do you find out if it’s really profitable growth. However, at Progressive, the long-term underwriting results are exemplary and they are the industry leader in technology and data analytics. We expected near-term unusually high levels of profitability with the cessation of much driving (and losses) and then, as we are now seeing, more than normal driving (and maybe losses)—both of those are near-term noise around this long-term story. Their investment portfolio recently saw some expected volatility. Unit growth may slow a bit too, and more customer credits may be appropriate. However, with a necessary core product, a market share of around 11% in auto insurance and sensible new lines of business evolving, I think purchases made at around 11X earnings can yield strong long-term results and the position can get bigger opportunistically. Progressive was a positive contributor for the period.

Bank of America is a household name and the second largest bank in the United States by asset size. Its activities include commercial banking, consumer banking, investment banking and trading, private banking, and more. What matters though is profitability, risk profile and returns to owners. I’ve long been impressed with how the company has improved in all these key areas and we used the recent downturn to initiate a position – mindful that we also have a look through exposure given Berkshire’s material ownership Bank of America.  In the last five years earnings per share have grown from $1.38 to $2.77, return on tangible common equity from 9% to almost 15% and all the while maintaining amongst the lowest cost of deposits of the big banks and respectable levels of loan loss provisioning. The magnitude of potential near-term impacts to their business is wide but our assumptions in March were for: 1) materially higher but manageable credit losses; 2) lower “spreads”;
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[7]	https://s24.q4cdn.com/447218525/files/doc_financials/2019/annual/index.html#think-broadly

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3) modest loan growth; and 4) continuing dividends and no share repurchases. That is pretty much how things are playing out so far. Recent Federal Reserve 2020 Comprehensive Capital Analysis and Review (CCAR) had no major surprises—Bank of America would be well-capitalized under the stress scenarios and the bank maintained its current dividend. We are well aware that unemployment needs to materially improve over a reasonable timeframe. The Federal Reserve and Treasury appear to recognize that the banks are part of helping the economy recover and are not the cause of systemic worries ala 2008. Bank of America and its brethren have been through frequent stress tests by their regulators – which provide a helpful framework for how to think about the near term. With all that considered I think we paid an attractive price and would consider increasing our exposure to Bank of America and to other banks opportunistically.

A few years ago yours truly attended a group dinner where the head of one of the largest domestic retirement plans was the featured guest. After hearing that all their recent money manager allocations were to either KKR, Blackstone, or Apollo it confirmed what strong businesses these firms had become. Finally, during the period as the stock price declined materially, we initiated a new position in KKR & Co., the alternative asset manager that was founded 43 years ago.  Under the leadership of Henry Kravis and his team, KKR’s AUM has grown to $207bn, or an annualized growth of 17% since 2005.  While not a guarantee of success, KKR employees and management own roughly 40% of the firm and since 2009 through the end of 1Q 2020, KKR has grown book value per share by an annualized rate of 10%.  For reference, Berkshire Hathaway grew book value per share at a similar rate during the same period.

Although KKR is historically known for its private equity business, they currently manage a variety of global strategies that include liquid and opportunistic credit, hedge funds, real estate, and infrastructure funds.  Approximately 10% of AUM is permanent capital and another 60% of the AUM has an 8 year lock up period.  KKR’s private equity funds delivered an overall net return of +19% since inception through 2018, compared to the S&P 500 of +12%.8  In fact, during the Great Financial Crisis, total AUM and management fees increased by 16% and 6%, respectively, as the firm was able to deploy AUM dry powder in attractive investments. Net cash and investments make up ¾ of KKR’s latest book value per share of $16.52.  We purchased our KKR shares at approximately 1.1x 2019 book value, which ascribes little value for its franchise and AUM growth potential.  Another one of our prior holdings was Oaktree Capital Group, which recently sold a majority stake to Brookfield Asset Management (which we also own currently) in March 2019 at a valuation that was greater than 2.0x book value. As we saw in Q1’s earnings KKR will need to navigate some near-term leverage issues at certain companies they have invested in or control and they are not immune from mark-market impacts on the balance sheet. They have proven adept at navigating such things historically. They
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[8]	Inception was 1976 –https://ir.kkr.com/app/uploads/2020/05/KKR_Investor_Day_July_2018.pdf

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also have the ability to invest in the near-term across the capital structure in their different businesses in new opportunities presented by this crisis. In fact so far since late February they have been aggressive – deploying at least $18 billion of capital.  KKR was a gainer for the period, after we purchased shares as low as about $16 during the period – they have since rebounded to over $30.9

Rounding out most new holdings initiated during the quarter was a smaller new holding in Exor. We’ll have more to say on Exor in future letters, but here are some basic details on the company:  Exor is the Dutch based holding company historically controlled by the Italian based Agnelli family, the founders of Fiat. Exor has been run for some time by Agnelli descendant John Elkann and has in its current incarnation compounded NAV by an impressive 19%/year from March 2009 – March 2019, requiring stellar deal-making and investment skills. Exor maintains large public stakes in Fiat, Ferrari, and CNHI and a large investment in PartnerRe (reinsurance). There are formal plans to merge Fiat with PSA Group (Peugeot). A full priced possible deal to sell PartnerRe fell apart when John would not accept a lower price than initially agreed to. I was initially bothered by the failed PartnerRe sale but as I looked at the potential opportunities to deploy capital at good returns in the reinsurance sector in the near-term I decided I’m fine. We paid around 40% below NAV for our initial stake.

Finally, we added materially to STORE Capital during the period. STORE Capital is one of the largest and fastest-growing net-lease REITs in the United States. They have almost no near-term debt maturities and STORE has a long-term track record of value creation with a total return of over 19%/year from the Initial Public Offering (IPO) in 2014 through 12/31/19 – dramatically outperforming the 7.7%/year return for the comparative MSCI US REIT index.10  The opportunity to increase the position came as the stock declined dramatically given STORE has an obvious exposure to tenants in hard hit industries including restaurants and movie theaters. STORE has so far navigated through this short-term need to offer some tenants rent deferrals – where they should recapture these deferrals within a short period of time. The thing we worry about are not some deferrals but too many customers shutting down during a difficult economy. However, as they own profit center assets, with 92% of their multi-unit tenant investments bound by master leases, their contracts tend to be senior to other tenant payment obligations. We believe there are now more chances for STORE to deploy fresh capital and with over $600 million in cash on hand there may be opportunities. We purchased shares in the downturn gradually as they declined to the mid-teens. They have since rebounded to the mid-$20’s. We were impressed that they maintained their current dividend this quarter. STORE executives have also bought more stock for themselves during the period. Currently trading at about 13X funds from operations and a 6% dividend yield we see plenty of upside.
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[9]	As we finalized this letter KKR announced a potentially very interesting transaction to acquire the insurance company Global Atlantic – we’ll likely have more to say about this in our next letter.
[10]	http://ir.storecapital.com/interactive/newlookandfeel/4553160/STOR_CEO%20Letter_2019_FINAL.pdf

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As the crisis unfolded we reviewed our material housing related exposure: homebuilder Lennar, distributor Builders FirstSource and to a lesser extent flooring company Mohawk Industries.11  Our initial worries about the cyclical risks to Lennar and Builders were replaced by research driven observations that crisis induced demand declines should be measured against potential positive new trends including lower mortgage rates, de-urbanization and WFH (work from home) habits and home related spending. This was in addition to our historically positive views on the single family home supply/demand backdrop and the quality of our companies. We decided to maintain our positions and allow Lennar and Builders to become bigger percentage holdings as their stock prices increased. Recent earnings results and trends from each company support this decision. We remain well aware that recent levels of unemployment need to improve over time to support these positive views.

CORPORATE DEBT – POTENTIAL OPPORTUNITIES

I wrote above about the importance of focusing on good/high quality businesses, so why am I about to write about potentially investing in distressed bonds?  Because there will come moments when such opportunities are compelling. The portfolio will periodically have a modest allocation to true special situations.  We have waded into the debt markets for the Fund in the past – but I thought a little discussion of why is warranted.

While a bond is a contractual obligation to pay the owner a certain “coupon” and then return principal at a certain time, equities or equity ownership is really a claim on future company profits where the “earnings coupons” are unknown but potentially much more lucrative depending on how well those “earnings coupons” do over time. Periodic opportunities to buy into the more contractual part of the company’s capital structure at equity like returns is attractive. Along those lines, in March, the domestic bond markets experienced an unprecedented level of turmoil. Dramatic price drops, no liquidity, forced sellers and more. This situation applies to many different pockets of the debt markets. Subsequent unprecedented actions to provide liquidity by the Federal Reserve have for now dramatically improved these markets.  Potential opportunities in non-investment grade (junk) corporate debt and fallen angels may resurface. We have successfully waded into these markets in prior market dislocations.  We purchased some WPX Energy bonds in March in the low $50’s after they had collapsed from $100, and subsequently sold them in the mid $90’s in May as the sector rallied – one of our bigger dollar gainers in the period. This is a reasonable example of some of the volatility prevalent in parts of the bond market in that period.

Of course, the opportunities may not present themselves as I think they might, but we have a watchlist of potential interesting situations.  Our preference is the debt of good businesses with a levered/bad balance sheet.  The junk market has experienced an enormous bounce in prices recently and new Federal Reserve actions implemented have created a panacea for weaker borrowers – for now.
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[11]	After adding to our Mohawk in March in the high $50’s, we decided to fully exit the position in late June around $100.

GoodHaven Fund

IN CLOSING

Neither I nor anyone can predict how quickly the economy will repair itself nor the near term epidemiology. The disease statistics are now worsening in certain large states, forcing them to again curtail certain business activities.12  The world is feverishly searching for a potential vaccine(s) and other remedies.  However, we are through the period of maximum fear that the economy and markets might cease to function normally and have entered a phase of “what might different companies actually earn in the next 6-24 months, when will unemployment normalize, and how bad will the consumer credit and commercial debt defaults be in the banking sector?” These are harder questions to answer. Individual stock selection will matter a lot in this type of environment, and I have a feeling will matter a lot more in the next few years than in the past few years – which should bode well for us.  We maintain additional firepower and liquidity with cash balances now back over 20% after some recent sales. We have added a small market hedge.  By the way, the levels of government/Federal Reserve borrowings and intervention to offset the shutdown(s) are unprecedented, much broader in scope than in 2008, and presents a host of unanswerable but important questions about government debt levels, moral hazards and more.

I’ve spared you more “value vs. growth” discussions – and instead I reiterate my still current thoughts from the last letter in the next paragraph – and for what it is worth – this discrepancy has only gotten wider during the recent market rally. Per the chart below, the gap between the MSCI World Growth Index and the MSCI World Value Index is at an all-time high. The last time such a large gap was evident was right before the 2000 tech bubble, after which investors eventually returned to value stocks.13

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[12]	Though I always keep in mind what my friend and well known investor Bill Miller likes to say - “If it’s in the news it’s in the price”.
[13]	https://www.bloomberg.com/news/articles/2020-06-24/pandemic-created-value-disparity-reminiscent-of-tech-bubble

GoodHaven Fund

“There is no shortage of well documented industry statistics that you’ve previously read here and elsewhere, detailing the extreme discrepancies recently between the stock price performance of “value” and “growth” companies – as imperfect as those categories are. The data is obvious, well documented and likely implies an inflection point in sector performance sooner rather than later. But I’m sure you’re a bit tired of reading about this topic, and I’m a bit tired of penning my name to its discussion – so for this letter, enough said on that topic. By the way, we are always striving for strong long-term performance, whether or not we get help from some mean-reversion in the above trends.”

I have added to my Fund holdings during this period.  By design, we have not utilized leverage in the Fund and I never intend to.  It has always been, and will always be, important to have the ability to be an opportunistic buyer and not a forced seller during periods of stress. I said it earlier but it’s worth repeating – we exit this period with an undervalued, better quality, faster growing and less cyclical group of holdings than we entered it with.  We have a few holdings that are designed to potentially deploy capital opportunistically into a further downturn: Berkshire, Brookfield, Alleghany, KKR and Exor.

The material increase in domestic stock markets very recently has surprised most investors, including some legends. I’ve previously written about the futility of making short-term market predictions as an investment strategy and this period is a wonderful reminder of that.

I thank all shareholders for their continued confidence.  As GoodHaven 2.0 unfolds we are eager to add more like-minded new shareholders, keep us in mind. I also thank our Board of Trustees and long-time partner and investor Markel for their support and wise counsel.

Stay healthy and safe.

Larry Pitkowsky

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in midcap and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are enhanced in emerging markets. The Fund may invest in REITs, which are subject to additional

GoodHaven Fund

risks associated with direct ownership of real property including decline in value, economic conditions, operating expenses, and property taxes. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.  Investments in lower-rated, non-rated and distressed securities present a greater risk of loss to principal and interest than higher-rated securities.

The opinions expressed are those of Larry Pitkowsky through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. This material may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, market or regulatory developments. The views expressed herein are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed herein are subject to change at any time based upon economic, market, or other conditions and GoodHaven undertakes no obligation to update the views expressed herein. While we have gathered this information from sources believed to be reliable, GoodHaven cannot guarantee the accuracy of the information provided. Any discussions of specific securities or sectors should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Fund’s trading intent. Information included herein is not an indication of the Fund’s future portfolio composition.

It is not possible to invest directly in an index.

Cash flow is generally defined as the cash a company generates from its business operations, before capital or securities investments.

Free cash flow is generally defined as cash revenues less all normal operating expenses (including interest expense) and less an estimate of the capital spending necessary to maintain the business in its current state.

Tangible Book Value represents the accounting value remaining after a corporation’s liabilities are subtracted from its assets (but excluding the value of any intangible assets, such as goodwill).

P/E Ratio:  Valuation ratio calculated by dividing current stock price of a company by its earnings per share.

Return on Equity: A measure of financial performance calculated by dividing net income by shareholder’s equity (assets minus liabilities).

Return on tangible equity or ROTE is the net profit (after interest and tax) as a percentage of the (average) tangible equity or shareholders’ funds. Tangible equity is equity or net assets less intangible assets such as goodwill.

A non-investment grade bond, also called a speculative bond, a high yield bond, an unsecured debenture, or a junk bond, is a bond that is considered a low quality investment because the issuer may default. Rating agencies have systems for rating bonds as investment grade or non-investment grade. Non-investment grade bonds offer higher yields than investment grade bonds to compensate for the greater risk.

A fallen angel, in the investing world, is a bond that was initially given an investment-grade rating but has since been reduced to junk bond status. The downgrade is caused by a deterioration in the financial condition of the issuer.

The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (REITs). REITs are companies that in most cases own and operate income producing real estate assets. To qualify as a REIT under the Internal Revenue Code, a REIT is required to distribute at least 90% of its taxable income to shareholders annually and receive at least 75% of that income from rents, mortgages and sales of property.

GoodHaven Fund

The MSCI World Growth Index captures large and mid cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries.  The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI World Value Index captures large and mid cap securities exhibiting overall value style characteristics across 23 Developed Markets (DM) countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

The S&P 500 Index is a capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

The Wilshire 5000 Total Market Index (full-cap) measures the performance of all U.S. equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index.

HFRI Fundamental Growth strategies employ analytical techniques in which the investment thesis is predicated on assessment of the valuation characteristics on the underlying companies which are expected to have prospects for earnings growth and capital appreciation exceeding those of the broader equity market. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Strategies employ investment processes designed to identify attractive opportunities in securities of companies which are experiencing or expected to experience abnormally high levels of growth compared with relevant benchmarks growth in earnings, profitability, sales or market share.

HFRI Fundamental Value Index strategies employ investment processes designed to identify attractive opportunities in securities of companies which trade a valuation metrics by which the manager determines them to be inexpensive and undervalued when compared with relevant benchmarks. Investment theses are focused on characteristics of the firm’s financial statements in both an absolute sense and relative to other similar securities and more broadly, market indicators. Relative to Fundamental Growth strategies, in which earnings growth and capital appreciation is expected as a function of expanding market share & revenue increases, Fundamental Value strategies typically focus on equities which currently generate high cash flow, but trade at discounted valuation multiples, possibly as a result of limited anticipated growth prospects or generally out of favor conditions, which may be specific to sector or specific holding.

CS Hedge Fund Index is an asset-weighted hedge fund index derived from the TASS database of more than 5000 funds. The index consists of funds with a minimum of US $10 million under management and a current audited financial statement. Funds are separated into primary subcategories based on investment style. The index in all cases represents at least 85% of the assets under management in the universe. The index is rebalanced monthly, and funds are reselected on a quarterly basis. Index NAVs are updated on the 15th of each month.

The GoodHaven Fund is distributed by Quasar Distributors, LLC

GoodHaven Fund

LETTER FROM 1998 (Unaudited)

TYPES OF SECURITIES

There are roughly three types of companies/securities that I will normally invest in: great businesses, average businesses, and a few other investment opportunities which fall outside the first two categories.

I.	Great Businesses

 Great businesses are companies which have the following characteristics (taken almost verbatim from John Train’s wonderful book, The Money Masters):

l.)	they have good returns on capital
2.)	they are in businesses which are easily understandable
3.)	they see their profits in cash
4.)	they have strong franchises and the freedom to price
5.)	they don’t require a genius to run them
6.)	their earnings are predictable
7.)	they are not natural targets of regulation
8.)	they have low inventories and high turnover of assets
9.)	the management is owner oriented

As great businesses are normally unavailable at “distressed” prices, I hope to buy them at a reasonable price in relation to earnings or cash flow.

The real trick is finding a company with a unique competitive position and a predictable earnings stream. Moreover, one must find it first, before all other investors, so that its price is still reasonable. While companies with these characteristics are rare, locating just a few can provide for attractive long-term appreciation.  Companies that I think fit this group include: Washington Post2, Freddie Mac1, and Franklin Electric2.

When I find a company of this type I think very little about the overall stock market. I view such a purchase as similar to buying a piece of a private company, which would not have a price quotation in the daily paper.  Instead, I concentrate on the company’s competitive strengths, management, and future earnings/cash flow ability.

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[1]	PaineWebber, Mitchell Hutchins and or its employees may have positions in this security. This stock is rated Buy-l by PaineWebber research (FRE: $58 5/8).
[2]	PaineWebber, Mitchell Hutchins and or its employees may have positions in this security. This stock is not followed by PaineWebber research.

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LETTER FROM 1998 (Unaudited) (Continued)

I do not rule out any industries for potential investments. However, investing in general, but especially those falling within this group, requires one to draw certain conclusions about the future, such as: What will this industry look like in a few years, who will the market leaders be, what will the profit margins look like, what new competition will come along, etc. Imagine that in 1982, as the home Personal Computer market was just beginning, you were given a magical look into the future.  You were told that in 1998 home PC penetration would reach about 50%. With knowledge of the future in tow would you have been willing to invest 30% of your net worth in the top three home PC makers of 1983? Ironically, the performance, since 1983, of the then top three, Commodore, Tandy, and Wang, has been dismal.3   The way this fast-changing industry has evolved has surprised even its earliest and most dominant companies.

Great businesses are hard to find. Therefore, I intend to hold these positions for a long time, provided that the valuations do not become ridiculously high and the companies’ future business prospects do not change significantly. Clients should be aware that I am normally willing to keep shares of a great business even if those shares are somewhat overvalued.  Bearing in mind how difficult it is to find these types of companies, and in light of capital gains taxation for certain accounts, I typically do not sell such securities if they become slightly overvalued. While this certainly hurts short-term performance in the event that the price corrects, I am much more concerned with making decisions that will maximize our long-term performance. Occasionally, I may reduce our holdings in these types of companies if I feel it is appropriate.

II.	Average Businesses

Average businesses are companies with only average profitability, which I might purchase at extremely cheap valuations. In such cases, I am looking for a catalyst to unearth a hidden value”, as we will not accomplish much if the position remains “cheap” indefinitely.

The biggest difference between a great business and an average business is when an average business becomes fairly priced it must be sold.  This is because the underlying business’s “intrinsic value” is not growing at an acceptable rate. Therefore, the smart move is to sell the shares after they have received an appropriate valuation.

Companies past and present in this group include CNA Financial4 and Sedgwick4.
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[3]	“Net for Naught,” Edward Kerschner – PaineWebber
[4]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is not followed by PaineWebber research.

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LETTER FROM 1998 (Unaudited) (Continued)

III.	Other

Occasionally, I will consider investment opportunities which fall outside the first two categories. These might include: 1) a distressed bond or preferred 2) a distressed closed-end fund 3) a holding company run by people I trust and admire (for example, Berkshire Hathaway6, Loews5, Leucadia5, etc.) 4.) a liquidation, arbitrage, spin-off, or workout, where a timetable exists for a specific corporate action, such as Mission West Properties5.
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[5]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is not followed by PaineWebber research.
[6]	PaineWebber, Mitchell Hutchins and/or its employees may have positions in this security. This stock is rated Attractive-2 by PaineWebber research (BRK/A: $63,600).

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

The Net Asset Value (“NAV”) of the GoodHaven Fund was $20.89 at May 31, 2020, based on 3,670,719 shares outstanding.  This compares to the Fund’s NAV of $24.48 at November 30, 2019 and NAV of $22.07 at May 31, 2019 and an NAV of $20.00 at inception on April 8, 2011.  As of July 1, 2020, the date of this manager’s discussion and analysis (MD&A), the Fund’s NAV was $21.54, an approximate 3.11% increase since the end of the semi-annual period.  Although the Fund did not pay a capital gains distribution in 2019, it did pay an income distribution of $0.32201 per share which reduced per share NAV on the ex-dividend date (December 13, 2019).  Shareholders should be aware that the Fund has paid capital gains and income distributions in prior years that reduced NAV by the amount of a distribution on the ex-dividend date.  Please note that except where otherwise indicated, discussions in this MD&A relate to the period ended May 31, 2020.

In late November 2019, the Fund’s shareholders approved a new investment advisory agreement with the Fund in conjunction with a reorganization of the advisor which has subsequently been completed.  Details of this reorganization have been previously disclosed in a proxy filing dated October 25, 2019.  As a result of the reorganization Larry Pitkowsky became the Fund’s sole portfolio manager, Chairman of the Board of Trustees, and the controlling owner of the advisor. Keith Trauner is now a minority partner of the advisor and no longer a portfolio manager of the Fund.

The recent Wall St. Journal article titled “Six Months That Shook The World” captures the recent period. Beginning in mid-February and hitting a crescendo in late March a decent ho-hum economic pace lurched into a global pandemic, a cessation of worldwide business activity, massive unemployment, problems in the day to day functioning of the banking and credit markets and an immediate recession. The broader stock market (S&P 500 Index) experienced a dramatic 34% drop over a mere five week period. Many aspects of the fixed income and credit markets experienced unprecedented levels of illiquidity and selling. This was followed in April by a massive raft of legislative programs to help offset the shutdown. The Federal Reserve then intervened (and continues to do so) into the plumbing of the banking and credit markets on a scale that dwarfs anything seen in the GFC (Global Financial Crisis). The broader stock markets and credit markets subsequently rebounded dramatically from their March 2020 lows. The disappointing results over the last six months, which includes the peak of the crisis, masks some important positives, which have continued lately.  On a relative basis we are pleased to have been listed in the Wall Street Journal’s monthly “Category Kings” tables versus our peers for 5 out the last 7 months.  Also, our calendar second quarter results compared well with the traditional list of indexes we compare against.  Please see the portfolio manager’s letter to shareholders for additional information regarding performance and comparisons to other indexes.  All comparisons assume reinvested dividends.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-855-OK-GOODX or 1-855-654-6639.

Subsequent to the end of the period, the Fund increased an additional 3.88% in the month of June.  Recent years have been frustrating for investors that follow a similar “value” investment approach used by the Fund, particularly as the underperformance was juxtaposed by a massive flow of capital into index funds.  Per a recent Bloomberg article dated June 24, 2020, the gap between the MSCI World Growth Index and the MSCI World Value Index is at an all-time high. The last time such a large gap was evident was right before the 2000 tech bubble, after which investors eventually returned to value stocks.  While our results in the period lagged on a relative basis we note above recent better relative and absolute performance trends.  We continue to note that the Fund’s portfolio looks very different than the S&P 500 in composition and concentration and has a number of non-correlated investments and a significant cash holding.  As mentioned previously, we note that multiple investment managers, some with outstanding long-term records, but who have struggled in the last couple of years, recently retired or decided to wind-up their funds.

While the Fund’s record since inception is still colored by a material divergence between mid-2014 and the end of 2015, we continue to believe that the investment manager’s strategy is sound and risk averse and note that the recent reorganization may help improve the investment process, decision making and ultimately performance.  The portfolio manager continues to be among the largest individual owners of Fund shares and continues to have significant personal assets at risk, aligning with the interests of shareholders.  Although we cannot predict when investors will once more exhibit risk aversion and abandon more aggressive strategies, we continue to believe that regression to the mean is a core characteristic of financial markets and that value investing and some measure of risk aversion. Having said that the advisor is focused on improving the Fund’s performance regardless of any help from sector mean reversion.

The portfolio manager believes that short-term performance figures are less meaningful than a comparison of longer periods and that a long-term investment strategy should be properly judged over a period of years rather than weeks or months.  Moreover, as we have noted, value investing has been out of favor for an extended period of years.  Please note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or taxes and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of large companies.  There are other indexes whose performance may diverge materially from that of the S&P 500.  Below is a table of the Fund’s top ten holdings and categories as of May 31, 2020:

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

Top 10 Holdings[1,3]	%	Top Categories[2]	%
Berkshire Hathaway		Cash & Equivalents	17.2%
Inc. – Class B	10.9%	Diversified Holding Companies	10.9%
Alphabet Inc. – Class C	9.9%	Computers & Software	9.9%
Barrick Gold Corp.	8.3%	Metals & Mining	8.3%
Jefferies Financial Group Inc.	5.6%	Financial Services	7.8%
Alleghany Corp.	3.8%	Oil & Gas Exploration
WPX Energy, Inc.	3.7%	& Production	7.5%
Builders FirstSource, Inc.	3.5%	Property/Casualty Insurance	5.5%
Lennar Corporation – Class B	3.0%	Air Transportation	4.2%
STORE Capital Corp. – REIT	2.9%	General Building Materials	3.5%
Systemax Inc.	2.3%	Banks-Diversified	3.1%
Total	53.9%		77.9%

[1]	Top ten holdings excludes cash, money market funds and Government and Agency Obligations.
[2]	Where applicable, includes money market funds and short-term Government and Agency Obligations.
[3]	Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The Fund continued to experience net outflows in 2020 although such outflows on a net basis have diminished in recent months and assets appear reasonably stable.  Since inception of the Fund, there have been periods where there were large new shareholder subscriptions and periods with significant net withdrawals.  We believe this was primarily caused by shareholders who were attracted by the potential for better performance in a concentrated value fund but which have been negatively and emotionally affected by volatility in results – resulting in short-term behavior that tended to reduce returns among mutual fund investors.

Material swings in shareholder subscriptions and redemptions have made management of the portfolio more difficult.  During the most recent fiscal year, the portfolio managers were able to undertake actions to avoid creating taxable capital gains during 2019 without materially affecting portfolio values.  Although the Fund now has a net gain on its overall portfolio, it retains a loss-carryforward that is available to offset a material portion of the current unrealized profit in the Fund.  The Fund’s investments are stated as of May 31, 2020, and the amounts and rankings of the Fund’s holdings today may vary significantly from the data disclosed above and the managers may have taken actions that would result in material changes to the portfolio.

The Fund’s investments having the most positive impact on portfolio performance for the six month period ended  May 31, 2020 were: Barrick Gold which rose as financial metrics improved post the integration of the Barrick and Randgold merger and the price of gold advanced during the period, as it sometimes does during periods of financial and market turmoil. Alphabet increased as top and bottom line results pre-COVID-19 were strong and appeared to be relatively resilient to the recent downturn, considering the weak macroeconomic climate.  WPX debt gained in the

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PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

period. It was purchased opportunistically amidst the credit market turmoil in March and subsequent increased dramatically and was sold in May.  KKR increased from purchases made in March as markets rebounded and the company was able to deploy new capital in the downturn and manage its existing exposures well.

The Fund’s investments having the most negative impact on the portfolio for the period ended May 31, 2020 were: Energy equities including WPX Energy and Birchcliff Energy and also American Airlines. These exposures were materially impacted by the collapse of consumer and business activity amidst the health concerns, stay in place orders and cessation of business activities connected to COVID-19.  WPX and Birchcliff fell as the price of oil (and to a lesser extent natural gas) collapsed during the period- from $63 to $21 (and negative $38 on April 20th), and then a subsequent rebound to $40 – though still way below the $61 year-end 2019 price.  American fell as demand for air travel ground to a halt due to the pandemic and American experienced material operating losses. As detailed in the shareholder letter, shares of American were subsequently swapped to shares of competitor United and both United and Delta were sold in June as airline equities increased in price dramatically from earlier levels. Jefferies was a material detractor on concerns that market volatility and a lack of underwritings and merger & acquisition transactions might lead to poor operating results. Jefferies recently reported strong operating results and appears well positioned for a potential share price rebound.

The manager of the Fund does not believe that a decline in a security price necessarily means that the security is a less attractive investment.  The opposite may be the case in that price declines may represent significant investment opportunities.  In the six months ended May 31, 2020, the largest single factor affecting performance was a broad decline in financial markets in the February and March timeframe as the COVID-19 global pandemic lead to unprecedented widespread weaker economic results in many sectors.  The portfolio manager generally does not try to predict macroeconomic or market swings and prefers instead to try to react to what happens.

The Fund’s turnover rate of 20%, a measure of how frequently assets within a fund are bought and sold by the manager, remains at reasonably low levels and is consistent with the strategies, generally long-term in nature, of GoodHaven Capital Management LLC, the Fund’s investment advisor.  Turnover rates remain low and have been modestly influenced by the need to meet shareholder redemptions rather than a change in the portfolio strategy of the Fund.  Importantly, there may be times when turnover rates rise, however, we do not anticipate rapid turnover of the portfolio under normal circumstances.

The portfolio manager believes that a significant liquidity position is an important part of portfolio management.  Since inception, the Fund has continued to have significant liquidity available both in cash holdings as well as short-term fixed income investments.  In order to ensure that we have sufficient resources to behave opportunistically, the Fund has sold or reduced certain investments and has held

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

some modest hedges from time to time.  Over time, we expect the Fund’s level of cash to vary significantly and could be higher or lower than shown on the most recent Schedule of Investments.

We continue to believe that having a cash cushion provides a strategic advantage. The Fund was able to make opportunistic purchases during the recent downturn without necessarily selling undervalued securities due to cash on hand.  Further, our liquidity has allowed us to meet redemptions in an efficient manner while mostly avoiding forced liquidation of investments.

It is our intention to invest a significant portion of current liquidity in an opportunistic manner when bargains meeting our investment criteria appear.  However, it is possible that the Fund may have a significant cash or cash equivalent position for an extended period of time.  At times when liquidity is high, the Fund may underperform a strongly rising stock market.  We note that although the Fund had significant liquidity during the period from Inception in April 2011 through May of 2014 (including a sizeable amount related to a large cash influx due to new Fund share subscriptions), we believe performance was still reasonable by relative and absolute standards over that time frame.  The portfolio manager’s letter to shareholders contains additional discussion about performance.

Generally, we do not expect significant realized capital gain or loss from any particular short-term, non-U.S. investments when viewed over an extended period.  Certain large multi-national businesses in the portfolio may be exposed to non-U.S. rules and regulations as well as volatility in currency values.

To reiterate our view on liquidity, the portfolio managers believe that a certain amount of liquidity may benefit shareholders in several ways – by preventing liquidation of securities to meet modest levels of redemptions, by providing ammunition to purchase existing or new holdings in declining markets without being forced to sell existing holdings, and by lessening the chance that shareholders will blindly seek liquidations during periods of market stress that could adversely impact the Fund.  That said, if bargains meeting our criteria seem plentiful, we are likely to have significantly less liquidity under such conditions than has been the case since inception.

The COVID-19 global pandemic is still a material economic, market and portfolio risk and after a period of improving domestic health statistics many domestic health statistics are now worsening providing a material amount of economic and market uncertainty and risk.

The Fund is subject to certain risks as disclosed in the Prospectus and Statement of Additional Information, both of which may be obtained from the Fund’s website at www.goodhavenfunds.com or by calling 1-855-654-6639.  Some of these risks include, but are not limited to, adverse market conditions that negatively affect the price of securities owned by the Fund, a high level of cash, which may result in underperformance during periods of robust price appreciation, adverse movements in foreign currency relationships as a number of the Fund’s holdings have earnings

GoodHaven Fund

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited) (Continued)

resulting from operations outside the United States, and the fact that the Fund is non-diversified, meaning that its holdings are more concentrated than a diversified Fund and that adverse price movements in a particular security may affect the Fund’s Net Asset Value more negatively than would occur in a more diversified fund.

As of May 31, 2020, the members, officers, and employees of GoodHaven Capital Management, LLC, the investment advisor to the GoodHaven Fund, owned approximately 164,067 shares of the Fund. The portfolio manager added to his holdings during the semi-annual period. It is management’s intention to disclose such holdings (in the aggregate) in this section of the Fund’s Annual and Semi-Annual reports on an ongoing basis.

GoodHaven Fund

ASSET/SECTOR ALLOCATION at May 31, 2020 (Unaudited)

Asset/Sector	% of Net Assets

U.S. Government Securities	15.7%
Diversified Holding Companies	10.9%
Computer Software	9.9%
Metals & Mining	8.3%
Financial Services	7.8%
Oil & Gas Exploration & Production	7.5%
Property/Casualty Insurance	5.5%
Air Transportation	4.2%
General Building Materials	3.5%
Banks-Diversified	3.1%
Home Builder	3.0%
Real Estate	2.9%
Industrial Supplies	2.3%
Consumer Products	2.1%
Computer Hardware	1.8%
Government Agency	1.6%
Capital Markets	1.6%
Cash & Equivalents [1]	1.5%
Flooring	1.4%
Marine Services & Equipment	1.4%
Oil & Gas Equipment & Services	1.3%
Industrial Conglomerate	1.0%
Telecommunications	1.0%
Miscellaneous	0.7%
Total	100.0%

 Equities are classified by sector.  Debt is classified by asset type.
 1  Represents cash and other assets in excess of liabilities.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2020 (Unaudited)

Shares	COMMON STOCKS – 80.5%	Value

	Air Transportation – 4.2%
60,000	Delta Air Lines, Inc.	$1,512,600
61,000	United Airlines Holdings, Inc. [1]	1,710,440
		3,223,040

	Banks-Diversified – 3.1%
65,000	Bank of America Corp.	1,567,800
8,000	JPMorgan Chase & Co.	778,480
		2,346,280

	Capital Markets – 1.6%
45,000	KKR & Co, Inc.	1,248,750

	Computer Hardware – 1.8%
90,400	HP Inc.	1,368,656

	Computer Software – 9.9%
5,310	Alphabet Inc. – Class C [1]	7,587,565

	Consumer Products – 2.1%
33,464	Spectrum Brands Holdings, Inc.	1,583,516

	Diversified Holding Companies – 10.9%
45,200	Berkshire Hathaway Inc. – Class B [1]	8,388,216

	Financial Services – 7.8%
30,555	Brookfield Asset Management Inc. – Class A	958,205
34,143	Federated Hermes, Inc. – Class B	755,926
292,512	Jefferies Financial Group Inc.	4,285,301
		5,999,432

	Flooring – 1.4%
12,000	Mohawk Industries Inc. [1]	1,118,400

	General Building Materials – 3.5%
129,400	Builders FirstSource, Inc. [1]	2,692,814

	Home Builder – 3.0%
51,946	Lennar Corporation – Class B	2,331,337

	Industrial Conglomerate – 1.0%
14,000	EXOR NV	753,103

	Industrial Supplies – 2.3%
82,805	Systemax Inc.	1,738,077

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2020 (Unaudited) (Continued)

Shares	COMMON STOCKS – 80.5% (Continued)	Value

	Marine Services & Equipment – 1.4%
130,823	Stolt-Nielsen Ltd.	$1,117,024

	Metals & Mining – 8.3%
264,650	Barrick Gold Corp.	6,351,600

	Oil & Gas Equipment & Services – 1.3%
81,200	TerraVest Industries, Inc.	961,295

	Oil & Gas Exploration & Production – 7.5%
1,403,100	Birchcliff Energy Ltd.	1,426,692
75,667	Hess Midstream LP – Class A	1,469,453
500,046	WPX Energy, Inc. [1]	2,835,261
		5,731,406

	Property/Casualty Insurance – 5.5%
5,700	Alleghany Corp.	2,924,670
17,000	The Progressive Corp.	1,320,560
		4,245,230

	Real Estate – 2.9%
114,000	STORE Capital Corp. – REIT	2,204,760

	Telecommunications – 1.0%
13,000	Verizon Communications Inc.	745,940
	TOTAL COMMON STOCKS
	(Cost $54,529,718)	61,736,441

	PREFERRED STOCKS – 1.6%

	Government Agency – 1.6%
7,750	Federal National Mortgage Association,
	Series E, 5.100% [1,2,3]	105,013
19,980	Federal National Mortgage Association,
	Series R, 7.625% [1,3]	156,643
27,846	Federal National Mortgage Association,
	Series S, 8.250% [1,3,4]	249,222
91,981	Federal National Mortgage Association,
	Series T, 8.250% [1,3]	749,645
		1,260,523
	TOTAL PREFERRED STOCKS
	(Cost $1,271,913)	1,260,523

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

SCHEDULE OF INVESTMENTS at May 31, 2020 (Unaudited) (Continued)

Principal
Amount	U.S. GOVERNMENT SECURITIES – 15.7%		Value
	United States Treasury Bills – 15.7%
$2,500,000	1.527% due 6/18/2020 [5]		$2,499,864
6,000,000	0.040% due 8/20/2020 [5]		5,998,167
3,500,000	0.091% due 10/1/2020 [5]		3,498,161
			11,996,192
	TOTAL U.S. GOVERNMENT SECURITIES
	(Cost $11,996,594)		11,996,192

	MISCELLANEOUS	Notional
	SECURITIES – 0.7% [6,7]	Amount
	TOTAL MISCELLANEOUS
	SECURITIES
	(Cost $783,916)	$13,077,120	541,142
	Total Investments
	(Cost $68,582,141) – 98.5%		75,534,298
	Cash and Other Assets in
	Excess of Liabilities – 1.5%		1,155,351
	TOTAL NET ASSETS – 100.0%		$76,689,649

REIT – Real Estate Investment Trust
[1]	Non-income producing security.
[2]	A portion of this security is considered illiquid. As of May 31, 2020, the value of illiquid securities was $39,380 or 0.1% of net assets.
[3]	Perpetual maturity.
[4]	Variable rate dividend; rate shown is rate of last dividend.
[5]	Rate represents the annualized yield to maturity from the purchase price.
[6]	Represents previously undisclosed securities which the Fund has held for less than one year.
[7]	Notional amount represented related to derivatives only.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF ASSETS AND LIABILITIES at May 31, 2020 (Unaudited)

ASSETS
Investments in securities, at value
(Cost $68,582,141) (Note 2)	$75,534,298
Cash	1,160,972
Receivables:
Fund shares sold	5,930
Dividends and interest	43,993
Total assets	76,745,193

LIABILITIES
Payables:
Management fees	45,445
Support services fees	10,099
Total liabilities	55,544

NET ASSETS	$76,689,649

COMPONENTS OF NET ASSETS
Paid-in capital	$75,675,667
Total accumulated (distributable) earnings	1,013,982
Net assets	$76,689,649
Net Asset Value (unlimited shares authorized):
Net assets	$76,689,649
Shares of beneficial interest issued and outstanding	3,670,719
Net assets value, offering and redemption price per share	$20.89

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2020 (Unaudited)

INVESTMENT INCOME
Dividend income
(net of $16,805 in foreign withholding taxes)	$663,298
Interest	133,198
Total investment income	796,496

EXPENSES
Management fees	378,030
Support services fees	84,007
Professional fees	4,396
Total expenses	466,433
Net investment income (loss)	330,063

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & FOREIGN CURRENCY
Net realized gain (loss) on transactions
from investments & foreign currency	(547,615)
Net change in unrealized appreciation/depreciation
on investments & foreign currency	(12,168,573)
Net realized and unrealized loss	(12,716,188)
Net decrease in net assets resulting from operations	$(12,386,125)

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2020	Year Ended
	(Unaudited)	November 30, 2019
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$330,063	$1,717,492
Net realized gain (loss) on investments
& foreign currency	(547,615)	5,551,436
Change in unrealized appreciation/
depreciation on investments
& foreign currency	(12,168,573)	(3,017,320)
Net increase (decrease) in net
assets resulting from operations	(12,386,125)	4,251,608

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	(1,225,618)	(1,267,729)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived
from net change in outstanding shares [1]	(3,970,609)	(18,241,715)
Total decrease in net assets	(17,582,352)	(15,257,836)

NET ASSETS
Beginning of period/year	94,272,001	109,529,837
End of period/year	$76,689,649	$94,272,001

[1]	Summary of capital share transactions is as follows:

	Six Months Ended
	May 31, 2020		Year Ended
	(Unaudited)		November 30, 2019
	Shares	Value	Shares	Value
Shares sold	77,143	$1,539,907	842,755	$20,047,847
Shares issued in
reinvestment
of distributions	43,372	1,067,832	53,217	1,129,785
Shares redeemed [2]	(301,553)	(6,578,348)	(1,719,107)	(39,419,347)
Net decrease	(181,038)	$(3,970,609)	(823,135)	$(18,241,715)

[2]	Net of redemption fees of $— and $243, respectively.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months
	Ended
	May 31,
	2020	Year Ended November 30,
	(Unaudited)	2019	2018	2017	2016	2015
Net asset value at
beginning of period/year	$24.48	$23.43	$23.58	$23.37	$20.52	$26.77

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.09	0.42	0.11	(0.04)	0.02	0.01
Net realized and unrealized
gain (loss) on investments	(3.36)	0.90	(0.26)	0.25	2.83	(4.40)
Total from
investment operations	(3.27)	1.32	(0.15)	0.21	2.85	(4.39)

LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.27)	—	—	—	—
From net realized gain	—	—	—	—	—	(1.87)
Total distributions	(0.32)	(0.27)	—	—	—	(1.87)
Paid-in capital from
redemption fees	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01 [2]
Net asset value at
end of period/year	$20.89	$24.48	$23.43	$23.58	$23.37	$20.52

Total return	(13.55)%[3]	5.83%[3]	(0.64)%	0.90%	13.89%	(17.49)%

SUPPLEMENTAL DATA/RATIOS:
Net assets at end of
period/year (millions)	$76.7	$94.3	$109.5	$208.2	$271.6	$267.9
Portfolio turnover rate	20%[3]	8%	13%	14%	8%	18%

Ratio of expenses to
average net assets	1.11%[4]	1.11%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment
income (loss) to
average net assets	0.78%[4]	1.81%	0.47%	(0.16)%	0.07%	0.06%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Not annualized.
[4]	Annualized.

The accompanying notes are an integral part of these financial statements.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited)

NOTE 1 – ORGANIZATION

The GoodHaven Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The Fund commenced operations on April 8, 2011.

The Fund’s investment objective is to seek long-term growth of capital.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”) and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs and MLPs, that are not traded on a listed exchange  are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies, including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values in accordance with policies approved by the Valuation Committee of the Trust.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. If a composite price is not available, then the closing price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in accordance with policies approved  by the Valuation Committee of the Trust. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees the “Board”. Fair value pricing is  an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would  use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that  are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2020. See the Schedule of Investments for the industry and security type breakouts.

	Level 1	Level 2	Level 3	Total
Common Stocks	$61,736,441	$—	$—	$61,736,441
Preferred Stocks	1,260,523	—	—	1,260,523
U.S. Government
Securities	—	11,996,192	—	11,996,192
Miscellaneous
Securities	173,590	367,552	—	541,142
Total Investments	$63,170,554	$12,363,744	$—	$75,534,298

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest, at the time of purchase, up to 10% of the Fund’s net assets in options, which are a type of derivative and employ specialized trading techniques such as options trading to increase the Fund’s exposure to certain selected securities. The Fund may employ these techniques as hedging tools as well as speculatively to enhance returns. Other than when used for hedging, these techniques may be riskier than many investment strategies and may result in greater volatility for the Fund, particularly in periods of market declines. As a hedging tool, options may help cushion the impact of market declines, but may reduce the Fund’s participation in a market advance.

Statement of Assets & Liabilities

Fair values of derivative instruments as of May 31, 2020:

	Asset Derivatives as		Liability Derivatives as
	of May 31, 2020		of May 31, 2020
Derivative	Balance Sheet	Fair	Balance Sheet	Fair
Instruments	Location	Value	Location	Value
Equity Contracts:	Investments in
Call Options Purchased	securities, at value	$21,000	None	$—
Put Options Purchased		101,475	None	—
Total		$122,475		$—

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2020:

Change in
Unrealized
	Location of	Realized	Appreciation/
	Gain (Loss)	Gain (Loss)	Depreciation
	on Derivatives	on Derivatives	on Derivatives
Derivative	Recognized	Recognized	Recognized
Instruments	in Income	in Income	in Income
Equity Contracts:	Realized and Unrealized
Call Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$(22,677)	$ —
Equity Contracts:	Realized and Unrealized
Put Options	Gain (Loss) on Investments
Purchased	& Foreign Currency	$ 99,357	$(67,732)

B.
Foreign Currency. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading. The cost of investments  is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency. The Fund does not isolate that portion of realized gain (loss) or unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized gain (loss) on investments and foreign currency and with net unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts, if any, from prior years.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

Net investment losses incurred after December 31, and within the taxable year may be deferred and are deemed to arise on the first business day of the Fund’s next taxable year. As of the Fund’s prior fiscal year-ended November 30, 2019, the Fund had short-term capital loss carryovers of $2,248,148 and long-term capital loss carryovers of $3,291,171, with unlimited expiration.

As of May 31, 2020, the Fund did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies their major tax jurisdictions as U.S. Federal and the State of Delaware. As of May 31, 2020, the Fund was not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends from REITs and MLPs generally are comprised of ordinary income, capital gains and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

charges a 2.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the fund limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If at any time the Fund determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the GoodHaven Capital Management, LLC (the “Advisor”) will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Fund’s written LRMP.

J.
Options Contracts. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less that the amount paid for the closing purchase transaction, as

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The following table indicates the average volume when in use for the six months ended May 31, 2020:

Average notional value of:
Options purchased	$11,362,500

K.
Recently Issued Accounting Pronouncements. In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting—Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13.

L.
Subsequent Events. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. The Fund has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Fund with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Agreement, the Advisor provides all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. Under the Advisory Agreement, the Advisor is entitled to receive a monthly management fee calculated daily and payable monthly equal to 0.90% of the Fund’s average daily net assets. The amount of Management fees incurred by the Fund for the six months ended May 31, 2020, is disclosed in the Statement of Operations.

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

The Fund has also entered into a Support Services Agreement (the “Support Agreement”) with the Advisor. Under this agreement, the Advisor is responsible for paying all of the Fund’s other normal day-to-day operational expenses, such as administrative, custody, transfer agency, fund accounting, legal and audit. The support services fee does not cover the following other expenses: (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, transaction charges or other transaction-related expenses (such as stamp taxes), (b) taxes, acquired fund fees and expenses, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation. Under the Support Agreement, the Advisor is entitled to receive a monthly fee calculated daily and payable monthly equal to 0.20% of the Fund’s average daily net assets. The amount of support services fees incurred by the Fund for the six months ended May 31, 2020, is disclosed in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), acts as the Fund’s administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. serves as custodian to the Fund. U.S. Bank N.A. is an affiliate of Fund Services.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments) for the six months ended May 31, 2020, were as follows:

Purchases	Sales or Maturity
at Cost	Proceeds
$17,454,754	$13,592,237

There were no purchases or sales/maturities of long-term U.S. Government securities for the six months ended May 31, 2020.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended May 31, 2020 (estimate), and the year ended November 30, 2019, was as follows:

	May 31, 2020	November 30, 2019
Ordinary income	$1,225,618	$1,267,729

GoodHaven Fund

NOTES TO FINANCIAL STATEMENTS May 31, 2020 (Unaudited) (Continued)

As of November 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$73,050,152
Gross tax unrealized appreciation	27,584,915
Gross tax unrealized depreciation	(8,590,336)
Net unrealized appreciation (depreciation)	18,994,579
Undistributed ordinary income	1,225,618
Undistributed long-term capital gain	—
Total distributable earnings	1,225,618
Other accumulated gain/(loss)	(5,594,472)
Total accumulated gain/(loss)	$14,625,725

NOTE 6 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2020 (Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs,including redemption fees, and (2) ongoing costs, including management fees and support services fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 – May 31, 2020).

Actual Expenses

The “Actual” line of the following table provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example. The example includes management fees and support services. However, the example does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the following table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your

GoodHaven Fund

EXPENSE EXAMPLE For the Six Months Ended May 31, 2020 (Unaudited) (Continued)

ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transaction costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	December 1, 2019 –
	December 1, 2019	May 31, 2020	May 31, 2020 [1]
Actual	$1,000.00	$ 864.50	$5.17
Hypothetical
(5% annual return
before expenses)	$1,000.00	$1,019.45	$5.60

[1]
The calculations are based on expenses incurred during the most recent six-month period. The annualized six month expense ratio for the Fund during that period was 1.11%. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by 183/366 (to reflect the half-year period).

GoodHaven Fund

ADDITIONAL INFORMATION (Unaudited)

INFORMATION ABOUT PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free at (1-855-654-6639) and on the Fund’s website at www.goodhavenfunds.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (1-855-654-6639) or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings for the first and third quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (1-855-654-6639). Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

Beginning July 30, 2020, monthly portfolio disclosures will be filed quarterly with the SEC on Part F of Form N-PORT, with quarter-end disclosures being made public 60 days after the end of each fiscal quarter.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

HOUSEHOLDING

In an effort to decrease costs, the Fund will reduce the number of duplicate Prospectuses and annual and semi-annual reports that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the transfer agent toll free at (1-855-654-6639) to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUND’S TRUSTEES

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (1-855-654-6639). Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.goodhavenfunds.com.

GoodHaven Fund

PRIVACY NOTICE (Unaudited)

FACTS	WHAT DOES GOODHAVEN CAPITAL MANAGEMENT, LLC & GOODHAVEN FUND DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and Income
• Account Balances and Employment Information
• Assets and Investment Experience
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons GoodHaven chooses to share; and whether you can limit this sharing.

Reasons we can share your	Does GoodHaven	Can you limit
personal information	share?	this sharing?
For our everyday business purposes—	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes—	Yes	No
to offer our products and services to you
For joint marketing with	No	We don’t share
other financial companies
For our affiliates’ everyday	Yes	Yes
business purposes—
information about your
transactions and experiences
For our affiliates’ everyday	Yes	Yes
business purposes—
information about your creditworthiness
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (305) 677-7650 or email info@goodhavenllc.com

GoodHaven Fund

PRIVACY NOTICE (Unaudited) (Continued)

Who we are
Who is providing	GoodHaven Capital Management, LLC
this notice?	GoodHaven Fund (collectively “GoodHaven”)
What we do
How does	To protect your personal information from unauthorized
GoodHaven	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
my personal	and secured files and buildings.
information?	Our service providers must represent to us that they will protect any personal information through similar safeguards and security.
How does	We collect your personal information, for example, when you
GoodHaven	• open an account or give us your income
collect my	• give us contact information or seek advice about your
personal	investments
information?	• tell us about your investments or retirement portfolio
Why can’t I	Federal law gives you the right to limit only
limit all sharing?	• sharing for affiliates’ everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Our affiliates include: a series of a registered investment company called the GoodHaven Fund (a no-load mutual fund).
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• We do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• We do not jointly market with nonaffiliated financial companies.
Other important information

 (This Page Intentionally Left Blank.)

GoodHaven Fund

Advisor
GOODHAVEN CAPITAL MANAGEMENT, LLC
374 Millburn Avenue, Suite 306
Millburn, New Jersey 07041

Distributor
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK N.A. Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant & Fund Administrator
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-OK-GOODX
(1-855-654-6639)

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
BLANK ROME LLP
1271 Avenue of the Americas
New York, New York 10020

GoodHaven Fund
1-855-OK-GOODX (1-855-654-6639)
www.goodhavenfunds.com
Ticker – GOODX
CUSIP – 38217G103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GoodHaven Funds Trust

By (Signature and Title)    /s/ Larry Pitkowsky
  Larry Pitkowsky, President and Principal Executive Officer

Date    July 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)    /s/ Larry Pitkowsky
  Larry Pitkowsky, President and Principal Executive Officer

Date    July 28, 2020

By (Signature and Title)    /s/ Lynn Iacona
  Lynn Iacona, Treasurer and Principal Financial Officer

Date    July 28, 2020